UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2008

NEXCEN BRANDS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-27707	20-2783217
(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 34th Floor, New York, NY	10019-5400
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-1100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of NexCen Brands, Inc. (the “Company”), which was originally filed with the Securities and Exchange Commission on January 29, 2008, is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which was excluded from the original Form 8-K pursuant to Items 9.01(a) and 9.01(b). Except as described in this Explanatory Note, no other information in the original Form 8-K is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the original Form 8-K.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited statements of assets acquired and liabilities assumed of the Great American Cookie Company Franchising, LLC (“GACCF”) and Great American Manufacturing, LLC (“GAM,” and collectively with GACCF, the “Great American Cookie Brand” or ”GAC”) of Mrs. Fields Famous Brands, LLC as of December 29, 2007 and December 30, 2006 and the statements of revenues and direct expenses for the fiscal years in the three-year period ended December 29, 2007 is filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements, which are derived from: (i) the audited historical consolidated financial statements of the Company, (ii) the audited statements of assets acquired and liabilities assumed, and revenues and direct expenses of Great American Cookie Brand, and (iii) the unaudited financial information relating to Bill Blass, MaggieMoo’s, Marble Slab, Waverly, Pretzel Time and Pretzelmaker Brands, all of which were acquired in 2007 and whose actual results are included for only portions of 2007 in the historical financial statements of the Company, and which are presented on a pro forma basis to include the items of income and expense as if these acquisitions had all occurred on January 1, 2007, are filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

23.1	Consent of KPMG, LLP dated April 15, 2008.

99.1	Unaudited Purchase Price Information.

99.2
Audited Statements of Assets Acquired and Liabilities Assumed of the Great American Cookie Brand as of December 29, 2007 and December 30, 2006, and Revenues and Direct Expenses for the fiscal years in the three-year period ended December 29, 2007.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 15, 2008.

NEXCEN BRANDS, INC.

/s/ Kenneth J. Hall
By: Kenneth J. Hall Its: Executive Vice President, Chief Financial Officer and Treasurer